	MONTHLY SERVICING STATEMENT
	(Delivered pursuant to subsection 5.03 (a)
	of the Indenture Supplement

	HOUSEHOLD FINANCE CORPORATION
	HRSI FUNDING, INC. II

	HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST I
	Class A and Class B Notes, Series 2001-1

	This Certificate relates to the Distribution Date occurring on December 17, 2001

	Pool One Information.

	The aggregate amount of Collections processed for the Due Period
	preceding such Distribution Date was equal to	$369,978,567.19

	The aggregate amount of such Collections with respect to Principal
	Receivables for the Due Period preceding such Distribution Date was
	equal to ..	$310,022,700.80
(i)	The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (h) ], is ..	11.86%

	The aggregate amount of such Collections with respect to Finance
	Charge and Administrative Receivables for the Due Period preceding
	such Distribution Date was equal to ..	$59,955,866.39

(i)	The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (h) ], is ..	23.06%

(ii)	The amount of such aggregate with respect to Finance Charge was equal to	$51,065,753.81

(iii)	The amount of such aggregate with respect to fees was equal to	$8,890,112.58

(iv)	The amount of such aggregate with respect to Interchange was equal to ..	N/A

(v)	The amount of such aggregate with respect to other recoveries was equal to ..	$0.00

(vi)	The amount of such aggregate with respect to principal recoveries was equal to ..	$0.00

	The Gross Defaulted Amount for the preceding Due Period is ..	$2,871,342.63
(i)	The annualized default rate, (d) *12 / (h), is ..	1.10%

(ii)	The annualized net default rate, [(d)-(c)(vi)] *12 / (h), is ..	1.10%

	The Portfolio Yield for such Distribution Date [c(i) - d(ii)]	21.96%

	The total amount of Principal Receivables in Pool One at the beginning
	of the preceding Due Period or, if there were Additions or Removals during the Due
	Period, the average balance for such Due Period is equal to .	$3,147,298,564.33

	The total amount of Principal Receivables in Pool One as of the last day of the
	preceding Due Period is ..	$3,400,725,837.58

	The total amount of Principal Receivables in Pool One at the beginning
	of the preceding Due Period	$3,119,393,497.72

	The total amount of Finance Charge and Administrative Receivables in
	Pool One as of the last day of the preceding Due Period is ..	$105,090,969.22

	The aggregate outstanding gross balance of the Accounts which were
	30-59 days delinquent as of the close of business on the last
	day of the calendar month preceding such Distribution Date was equal to	$48,557,267.93

	The aggregate outstanding gross balance of the Accounts which were
	60-89 days delinquent as of the close of business on the last
	day of the calendar month preceding such Distribution Date was equal to	$23,062,000.43

	The aggregate outstanding gross balance of the Accounts which were
	90+ days delinquent as of the close of business on the last
	day of the calendar month preceding such Distribution Date was equal to	$55,861,997.23

	Series 2001-1 Information

	The average rate (the weighted average Class A Note Interest Rate and Class B
	Note Interest Rate reduced to take into account the non-interest bearing over-
	collateralization invested amount ) is equal to	1.9544%

	Total investor Collections is equal to ..	$62,280,282.88

	Investor percentage of Principal Collections is equal to .	$52,187,621.71

	The Floating Investor Percentage for the Due Period preceding such
	Distribution Date was equal to .	16.83%

	Investor Finance Charge and Administrative Collections is equal to ..	$10,092,661.17

	Investor Defaulted Amount is equal to ..	$483,347.00

	The Monthly Servicing Fee is equal to ..	$883,000.00

	The Monthly Administration Fee is equal to	$0.00

	The Series Portfolio Yield for the Due Period preceding such
	Distribution Date was equal to	21.7652%

	Determination of Monthly Interest

	The number of days in the Interest Period is equal to ..	32

	Class A Note Principal Balance - Beginning of the Due Period	$400,000,000.00

	The Class A Note Interest Rate for the Interest Period with respect to
	such Distribution Date is equal to ..	2.2200%

	Class A Monthly Interest is equal to ..	$789,333.33

	Class B Note Principal Balance - Beginning of the Due Period	$58,275,000.00

	The Class B Note Interest Rate for the Interest Period with respect to
	such Distribution Date is equal to .	2.5300%

	Class B Monthly Interest is equal to ..	$131,054.00

	Application of Available Funds

(a)	Available Investor Finance Charge and Administrative Collections	$10,092,661.17

(i)	The amount of Class A Monthly Interest for such Distribution Date is
	equal to.	$789,333.33

	The amount of any Class A Monthly Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

	The amount of Class A Additional Interest for such Distribution Date
	is equal to .	$0.00

	The amount of any Class A Additional Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

(ii)	The amount of Class B Monthly Interest for such Distribution Date is
	equal to.	$131,054.00

	The amount of any Class B Monthly Interest previously due but not
	distributed on a prior Distribution Date is equal to.	$0.00

	The amount of Class B Additional Interest for such Distribution Date
	is equal to.	$0.00

	The amount of any Class B Additional Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

(iii)
(A)	If HFC or an Affiliate of HFC is no longer the Servicer, the Monthly Servicing Fee	$0.00

(B)	If HFC or an Affiliate of HFC is no longer the Administrator, the Monthly
	Administration Fee is equal to	$0.00

(iv)	The Investor Defaulted Amount for such Distribution Date is equal to	$483,347.00

(v)	The amount of Investor Charge-offs reimbursed on such Distribution Date is equal to .	$0.00

	The amount of Subordinated Principal Collections reimbursed on such Distribution
	date is equal to ..	$0.00

(vi)	The amount applied to accelerate Principal pursuant to Section 5.03 is equal to	$0.00

(vii)	If HFC or an Affiliate of HFC is the Servicer, the Monthly Servicing Fee
	for such Distribution Date and due but not paid for a prior Distribution Date..	$883,000.00

(viii)	If HFC or an Affiliate of HFC is the Administrator, the Monthly Administration Fee
	for such Distribution Date and due but not paid for a prior Distribution Date.	$0.00

(ix)	The Excess of the Required Reserve Account Amount over the Available Reserve
	Account Amount, to be deposited into the Reserve Account is equal to ..	$0.00

(x)	the balance, if any, to be distributed to the Transferor	$7,805,926.84

	Other Information

(a)	The Investor Percentage for Principal Collections is equal to ..	16.83%

(b)	The Series 2001-1 Principal Shortfall is equal to ..	$0.00

(c)	The Pool One Shared Principal Collections are equal to ..	$0.00

(d)	The total amount to be distributed to Class A Noteholders on
	such Distribution Date in payment of principal is equal to	$0.00

(e)	The total amount to be distributed to Class B Noteholders on
	such Distribution Date in payment of principal is equal to..	$0.00

(f)	The total amount to be distributed to the O/C Holder on such Distribution Date in
	payment of Excess O/C Amount is equal to	$0.00

(g)	The Monthly Subordination Amount with respect to such
	Distribution Date is equal to..	$0.00

(h)	The amount applied at 4.04(a)(v) to reimburse previous Monthly
	Subordination Amounts. ..	$0.00

(i)	The amount of Investor Charge-Offs for such Distribution
	Date is equal to..	$0.00

(j)	The total amount of reimbursements of Investor Charge-Offs
	for such Distribution Date is equal to	$0.00

(k)	The Invested Amount at the close of business on such
	Distribution Date (after giving effect to all payments and adjustments
	on such Distribution Date) will be equal to..	$529,800,000.00

(l)	The Class A Note Principal Balance at the close of business on such
	Distribution Date (after giving effect to all payments and adjustments
	on such Distribution Date) will be equal to..	$400,000,000.00

(m)	The Class B Note Principal Balance at the close of business on such
	Distribution Date (after giving effect to all payments and adjustments
	on such Distribution Date) will be equal to.	$58,275,000.00

(n)	The Required O/C Amount at the close of business on such Distribution Date (after
	giving effect to all payments and adjustments on such Distribution Date) will be
	equal to ..	$71,525,000.00

(o)	The O/C Amount at the close of business on such Distribution Date ( after giving
	effect to all payments and adjustments on such Distribution Date) will be equal to	$71,525,000.00

(p)	Total amount to be on deposit in the Collection Account (after giving effect to
	allocations required to be made pursuant to the terms of all other Series now
	outstanding and to the payment of the Servicer's fee and funding of investor default
	amounts) prior to making distributions on such Distribution Dates is equal to ..	$8,726,314.17

(q)	The total amount to be distributed from the Collection Account to the Transferor
	on such Distribution Date (after taking into consideration the amounts which
	have been netted with respect to all Series against deposits to the Collection
	Account) is equal to	$7,805,926.84